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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                        Date of Report:  March 27, 1997
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Exact Name of Registrant                Commission    I.R.S. Employer
as Specified in Its Charter             File Number   Identification No.
---------------------------             -----------   ------------------

Hawaiian Electric Industries, Inc.           1-8503           99-0208097
Hawaiian Electric Company, Inc.              1-4955           99-0040500
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                                State of Hawaii
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
           ---------------------------------------------------------
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:

     (808) 543-5662 - Hawaiian Electric Industries, Inc.
     (808) 543-7771 - Hawaiian Electric Company, Inc.


                                      None
                 ---------------------------------------------
         (Former name or former address, if changed since last report.)

=====================================================================

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Item 5.   Other Events

     On March 27, 1997, HECO Capital Trust I (the "Trust") issued and sold 2,000,000 of its 8.05% Cumulative Quarterly Income Preferred Securities (liquidation preference $25 per preferred security), Series 1997 ($50,000,000 aggregate liquidation preference) (the "Securities") pursuant to an Underwriting Agreement dated March 24, 1997 among Hawaiian Electric Company, Inc. ("HECO"), Maui Electric Company, Limited ("MECO"), Hawaii Electric Light Company, Inc. ("HELCO"), the Trust and the several Underwriters named therein. The Registration Statement on Form S-3 (File Nos. 333-20757, 333-20757-01, 333-20757-02 and 333-20757-03) filed by HECO, MECO, HELCO and the Trust with the Securities and Exchange Commission with respect to the Securities (the "Registration Statement") was declared effective under the Securities Act of 1933 on March 21, 1997.

Item 7.   Exhibits

     The following documents are hereby being filed as part of this Current Report on Form 8-K in the final form delivered in connection with the offer and sale of the Securities (the exhibit number designations denote the exhibit number assigned to the form or previous version of such documents included as exhibits to the Registration Statement):

Exhibit 1 Underwriting Agreement dated March 24, 1997, among HECO, MECO, HELCO, the Trust and the several Underwriters named therein

Exhibit 4(c) Amended and Restated Trust Agreement of the Trust dated as of March 1, 1997

Exhibit 4(d) HECO Junior Indenture with The Bank of New York, as Trustee, dated as of March 1, 1997

Exhibit 4(e) 8.05% Cumulative Quarterly Income Preferred Security (liquidation preference $25 per preferred security) of the Trust

Exhibit 4(f) 8.05% Junior Subordinated Deferrable Interest Debenture, Series 1997 of HECO

Exhibit 4(g) Trust Guarantee Agreement with respect to the Trust dated as of March 1, 1997

Exhibit 4(h)-1 MECO Junior Indenture with The Bank of New York, as Trustee, including HECO Subsidiary Guarantee, dated as of March 1, 1997 (with the form of MECO's 8.05% Junior Subordinated Deferrable Interest Debenture, Series 1997 included as Exhibit A)
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Exhibit 4(h)-2         HELCO Junior Indenture with The Bank of New York, as
                       Trustee, including HECO Subsidiary Guarantee, dated as of March 1, 1997 (with the form of HELCO's 8.05% Junior Subordinated Deferrable Interest Debenture, Series 1997 included as Exhibit A)

Exhibit 4(i) Agreement as to Expenses and Liabilities among the Trust, HECO, MECO and HELCO



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HAWAIIAN ELECTRIC INDUSTRIES, INC.      HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)                                     (Registrant)



/s/ Robert F. Mougeot                   /s/ Paul A. Oyer
-------------------------------------   -------------------------------------
Robert F. Mougeot                       Paul A. Oyer
Financial Vice President and            Financial Vice President and
   Chief Financial Officer                 Treasurer of HECO
(Principal Financial Officer of         (Principal Financial Officer of
HEI)                                    HECO)

Date:  April 11, 1997                   Date:  April 11, 1997